UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 31, 2026

CAMDEN PROPERTY TRUST
(Exact name of Registrant as Specified in Charter)

Texas	1-12110	76-6088377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2800 Post Oak Boulevard, Suite 2700, Houston, Texas 77056
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 354-2500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares of beneficial interest, par value $0.01 per share	CPT	New York Stock Exchange
NYSE Texas
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant of Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The information contained in Item 5.02 below is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously announced, effective as of August 31, 2026, D. Keith Oden retired as Executive Vice Chairman of the Board of Trust Managers of Camden Property Trust (the “Company”). Mr. Oden will continue to serve as a member of the Board of Trust Managers of the Company. In connection with Mr. Oden's retirement, the Company and Camden Development, Inc., a wholly-owned subsidiary of the Company, on one hand, and Mr. Oden, on the other hand, entered into a Separation and Release Agreement (the “Separation Agreement”) pursuant to which Mr. Oden’s current employment agreement with the Company was terminated and Mr. Oden will receive various payments representing the anticipated value of previously accrued for amounts he would have been eligible to receive in February 2027 had he remained employed through such date. Such payments will be credited to a cash deferral account established in Mr. Oden’s name under the Company’s Non-Qualified Deferred Compensation Plan, as amended and restated (the “DCP”). Once credited, the deferred compensation credit amount is subject to all applicable terms and conditions of the DCP.

A copy of the Separation Agreement is filed as Exhibit 10.1 to this Current Report, and the description of the terms of the Separation Agreement is qualified in its entirety by reference to such Exhibit, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

10.1	Separation and Release Agreement, executed on August 31, 2026, between D. Keith Oden, on one hand, and Camden Property Trust and Camden Development, Inc., on the other hand
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2026

CAMDEN PROPERTY TRUST

By: /s/ Kevin J. Necas, Jr.
Kevin J. Necas, Jr.
Senior Vice President - Chief Accounting Officer